UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-07326

                                     Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                      Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli ABC Fund

First Quarter Report — March 31, 2015

Morningstar® rated The Gabelli ABC Fund Class AAA Shares 4 stars overall and 4 stars for the three, five, and ten year periods ended March 31, 2015 among 100 Market Neutral funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the quarter ended March 31, 2015, the net asset value (“NAV”) per Class AAA Share of The Gabelli ABC Fund increased 0.9% compared with the increase of 0.3% for the Standard & Poor’s (“S&P”) Long-Only Merger Arbitrage Index. The performance of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for the quarter was 0.00%. See below for additional performance information.

Enclosed is the schedule of investments as of March 31, 2015.

Comparative Results

Average Annual Returns through March 31, 2015 (a) (Unaudited)					Since Inception 5/14/93
	Quarter	1 Year	5 Year	10 Year
AAA Shares (GABCX)	0.89%	1.75%	3.47%	4.44%	6.06%
Advisor Shares (GADVX)	0.80	1.49	3.21	4.23	5.97
S&P Long-Only Merger Arbitrage Index	0.28	1.47	3.96	N/A(b)	N/A(b)
Lipper U.S. Treasury Money Market Fund Average	0.00	0.01	0.01	1.19	2.41(c)
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.00	0.03	0.09	1.49	2.88
S&P 500 Index	0.95	12.73	14.47	8.01	9.45(c)

In the current prospectuses dated April 30, 2015, the expense ratios for Class AAA and the Advisor Class Shares, are 0.58% and 0.83%, respectively. The Fund does not have a sales charge.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund prior to December 31, 2007. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested except for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.

(b)    S&P Long-Only Merger Arbitrage Index inception date is January 17, 2008.

(c)    Lipper U.S. Treasury Money Market Fund Average and the S&P 500 Index since inception performance are as of April 30, 1993.

The Gabelli ABC Fund

Schedule of Investments — March 31, 2015 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 58.4%
	Aerospace — 0.3%
48,000	B/E Aerospace Inc.	$3,053,760
20,000	Exelis Inc.	487,400
26,000	KLX Inc.†	1,002,040

		4,543,200

	Automotive: Parts and Accessories — 5.1%
143,084	Cooper Tire & Rubber Co.	6,129,719
300	Strattec Security Corp.	22,152
100,000	The Pep Boys - Manny, Moe & Jack†	962,000
600,000	TRW Automotive Holdings Corp.†	62,910,000

		70,023,871

	Broadcasting — 0.0%
8,000	Cogeco Inc.	348,790
4,000	Salem Media Group Inc.	24,640

		373,430

	Building and Construction — 1.4%
450,000	Lennar Corp., Cl. B	18,495,000
30,000	Vicwest Inc.	297,738

		18,792,738

	Business Services — 0.6%
90,000	Blackhawk Network Holdings Inc., Cl. B†	3,199,500
40,000	Diebold Inc.	1,418,400
3,000	Funespana SA†	23,741
90,512	Global Sources Ltd.†	530,400
20,000	GrainCorp Ltd., Cl. A	143,342
1,000	PubliGroupe AG	218,152
12,000	The Brink’s Co.	331,560
55,000	The Interpublic Group of Companies Inc.	1,216,600
55,000	TNT Express NV	350,159

		7,431,854

	Cable and Satellite — 3.9%
1,000	AMC Networks Inc., Cl. A†	76,640
195,000	Cablevision Systems Corp., Cl. A	3,568,500
250,000	DIRECTV†	21,275,000
50,660	Liberty Global plc, Cl. A†	2,607,470
112,000	Liberty Global plc, Cl. C†	5,578,720
1,816,000	Sky Deutschland AG†	13,240,894
80,000	Sky plc	1,178,407
38,000	Time Warner Cable Inc.	5,695,440

		53,221,071

	Communications Equipment — 1.8%
1,200,000	Riverbed Technology Inc.†	25,092,000

	Computer Hardware — 0.0%
500	Data Modul AG	15,188

	Computer Software and Services — 1.6%
400,000	Advent Software Inc.	17,644,000

Shares		Market Value
189,343	Covisint Corp.†	$384,366
6,000	eBay Inc.†	346,080
52,000	iGO Inc.†	131,560
2,000	InterXion Holding NV†	56,400
254,278	Kofax Ltd.†	2,784,344
3,000	Mavenir Systems Inc.†	53,220
2,000	Yahoo! Inc.†	88,870

		21,488,840

	Consumer Products — 0.4%
60,000	Avon Products Inc.	479,400
44,000	Blyth Inc.	333,960
57,000	Lorillard Inc.	3,724,950
7,200	Norcraft Companies Inc.†	184,104

		4,722,414

	Consumer Services — 0.0%
300,000	Corinthian Colleges Inc.†	4,230
1,000	Liberty Interactive Corp., Cl. A†	29,190
404	Liberty TripAdvisor Holdings Inc., Cl. A†	12,843
546	Liberty Ventures, Cl. A†	22,937
10,000	Orbitz Worldwide Inc.†	116,600

		185,800

	Diversified Industrial — 1.2%
957,900	Eltek ASA	1,391,242
10,000	Fortune Brands Home & Security Inc.	474,800
30,000	Katy Industries Inc.†	77,700
40,000	Myers Industries Inc.	701,200
195,000	Polypore International Inc.†	11,485,500
45,000	Tyco International plc	1,937,700
10,000	United Envirotech Ltd.	12,023
20,000	Wartsila OYJ Abp	886,433

		16,966,598

	Electronics — 1.0%
70,000	Alliance Semiconductor Corp.†	56,007
290,600	Axis Communications AB	11,479,377
165,000	Emulex Corp.†	1,315,050
12,000	MoSys Inc.†	25,200
10,000	Viasystems Group Inc.†	174,900

		13,050,534

	Energy and Utilities — 9.4%
1,395,000	Alvopetro Energy Ltd.†	451,581
3,000	Amec Foster Wheeler plc, ADR	40,080
29,000	Anadarko Petroleum Corp.	2,401,490
17,000	Apache Corp.	1,025,610
1,200	Baker Hughes Inc.	76,296
426,822	Cleco Corp.	23,270,335
145,000	Dragon Oil plc	1,283,024
482,873	Dresser-Rand Group Inc.†	38,798,845
20,000	Endesa SA	387,088
10,000	Energy Transfer Partners LP†	557,500

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — March 31, 2015 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
87,000	EXCO Resources Inc.	$159,210
2,500	Exxon Mobil Corp.	212,500
400,000	Gulf Coast Ultra Deep Royalty Trust†	284,800
6,000	Hawaiian Electric Industries Inc.	192,720
5,000	Hess Corp.	339,350
4,059	IGAS Energy plc†	1,566
48,500	Integrys Energy Group Inc.	3,492,970
60,000	National Fuel Gas Co.	3,619,800
14,000	NorthWestern Corp.	753,060
443,692	Pepco Holdings Inc.	11,904,256
170,000	Severn Trent plc	5,192,321
9,000	Steel Excel Inc.†	193,500
4,000,000	Talisman Energy Inc.	30,720,000
35,425	UIL Holdings Corp.	1,821,554
100,000	Weatherford International plc†	1,230,000
80,000	WesternZagros Resources Ltd.†	22,107

		128,431,563

	Entertainment — 1.6%
6,000	Discovery Communications Inc., Cl. A†	184,560
6,000	Discovery Communications Inc., Cl. C†	176,850
240,851	Life Time Fitness Inc.†	17,090,787
82,910	Media General Inc.†	1,367,186
6,500	Scripps Networks Interactive Inc., Cl. A	445,640
1,000	SFX Entertainment Inc.†	4,090
12,000	Take-Two Interactive Software Inc.†	305,460
6,500	The Madison Square Garden Co., Cl. A†	550,225
14,000	Time Warner Inc.	1,182,160
4,000	Vivendi SA	99,460

		21,406,418

	Equipment and Supplies — 0.1%
3,000	The L.S. Starrett Co., Cl. A	57,000
50,000	Xylem Inc.	1,751,000

		1,808,000

	Financial Services — 1.8%
79,600	AllianceBernstein Holding LP	2,457,252
2,500	Aspen Insurance Holdings Ltd.	118,075
15,000	Brit plc(a)	61,813
1,000	City National Corp.	89,080
14,000	H&R Block Inc.	448,980
19,687	Hilltop Holdings Inc.†	382,715
500	Home Loan Servicing Solutions Ltd.	8,270
1,000,000	Hudson City Bancorp Inc.	10,480,000
37,000	Kinnevik Investment AB, Cl. A	1,245,055
60,000	KKR & Co. LP	1,368,600
1,400	MasterCard Inc., Cl. A	120,946
159,000	National Interstate Corp.	4,464,720
55,000	Navient Corp.	1,118,150
10,000	Oritani Financial Corp.	145,500

Shares		Market Value
2,000	Schweizerische National-Versicherungs-Gesellschaft AG	$179,770
7,312	Sterling Bancorp.	98,054
7,000	The Bank of Kentucky Financial Corp.	343,350
5,000	The PNC Financial Services Group Inc.	466,200
14,500	Ventas Inc.	1,058,790
260,000	Wright Investors’ Service Holdings Inc.†	481,000

		25,136,320

	Food and Beverage — 0.6%
2,030,000	Parmalat SpA	5,430,679
5,000	Pernod Ricard SA	592,192
24,000	Remy Cointreau SA	1,767,704
10,000	Warrnambool Cheese & Butter Factory Co. Holding Ltd.†	66,263

		7,856,838

	Health Care — 15.7%
3,000	Alere Inc.†	146,700
420,465	ArthroCare Corp. Stub†	147,163
60,000	AstraZeneca plc, ADR	4,105,800
36,200	Auspex Pharmaceuticals Inc.†	3,629,774
800	Bio-Rad Laboratories Inc., Cl. A†	108,144
491,000	Catamaran Corp.†	29,234,140
40,000	Celesio AG	1,182,770
58,600	Cellular Dynamics International Inc.†	962,798
450,000	Hospira Inc.†	39,528,000
270,000	Hyperion Therapeutics Inc.†	12,393,000
6,200	ICU Medical Inc.†	577,468
400	Illumina Inc.†	74,256
12,000	Laboratory Corp. of America Holdings†	1,513,080
500	Mead Johnson Nutrition Co.	50,265
20,000	Medtronic plc	1,559,800
433,000	Myrexis Inc.†	51,527
37,000	Pharmacyclics Inc.†	9,470,150
410,000	Salix Pharmaceuticals Ltd.†	70,852,100
13,000	Shire plc, ADR	3,110,770
250,000	Sigma-Aldrich Corp.	34,562,500
15,000	Smith & Nephew plc, ADR	512,550

		213,772,755

	Hotels and Gaming — 2.4%
8,000	Belmond Ltd., Cl. A†	98,240
2,000	Churchill Downs Inc.	229,940
35,000	Eldorado Resorts Inc.†	176,050
1,800,000	International Game Technology	31,338,000
25,000	Ryman Hospitality Properties Inc.	1,522,750

		33,364,980

	Machinery — 0.1%
35,000	Astec Industries Inc.	1,500,800
27,000	CNH Industrial NV	220,320

		1,721,120

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — March 31, 2015 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Metals and Mining — 0.5%
900	Agnico-Eagle Mines Ltd.	$25,006
100,000	Alcoa Inc.	1,292,000
106,000	AuRico Gold Inc.	293,620
70,000	Freeport-McMoRan Inc.	1,326,500
53,500	Newmont Mining Corp.	1,161,485
10,000	Pan American Silver Corp.	87,798
11,500	Vulcan Materials Co.	969,450
68,000	Whiting Petroleum Corp.†	2,101,200

		7,257,059

	Paper and Forest Products — 0.1%
300,000	Ainsworth Lumber Co. Ltd.†	826,655

	Publishing — 0.5%
282,000	Courier Corp.	6,903,360
35,000	Journal Communications Inc., Cl. A†	518,700

		7,422,060

	Real Estate — 0.0%
500	American Tower Corp.	47,075
1,000	Conwert Immobilien Invest SE	12,527
1	Deutsche Annington Immobilien SE	24

		59,626

	Retail — 2.7%
6,000	Aaron’s Inc.†	169,860
30,000	CST Brands Inc.	1,314,900
66,000	Family Dollar Stores Inc.	5,229,840
23,000	Macy’s Inc.	1,492,930
11,000	Office Depot Inc.†	101,200
4,000	Pier 1 Imports Inc.	55,920
115,500	World Duty Free SpA†	1,245,635
1,300,000	Zale Corp.†	27,300,000

		36,910,285

	Semiconductors — 1.9%
900,000	Aruba Networks Inc.†	22,041,000
641,420	Vitesse Semiconductor Corp.†	3,405,940

		25,446,940

	Specialty Chemicals — 0.5%
14,000	Albemarle Corp.	739,760
24,000	Auriga Industries A/S, Cl. B†	1,079,346
23,000	Chemtura Corp.†	627,670
33,500	International Flavors & Fragrances Inc.	3,932,900
800	Monsanto Co.	90,032
18,000	SGL Carbon SE†	293,800

		6,763,508

	Telecommunications — 2.7%
300,000	Asia Satellite Telecommunications Holdings Ltd.	1,102,849
9,000	BCE Inc., Toronto	381,240

Shares		Market Value
1,650,000	Jazztel plc†	$22,505,161
130,000	Koninklijke KPN NV	441,571
18,000	Level 3 Communications Inc.†	969,120
200,000	Portugal Telecom SGPS SA	116,127
655,000	Sprint Corp.†	3,104,700
145,000	Telenet Group Holding NV†	7,977,947
5,000	Telephone & Data Systems Inc.	124,500

		36,723,215

	Transportation — 0.1%
180,000	Toll Holdings Ltd.	1,214,678

	Wireless Communications — 0.4%
20,000	Blackberry Ltd.†	178,600
14,000	Metricom Inc.†	1
58,000	Millicom International Cellular SA, SDR	4,202,435
200,000	NII Holdings Inc.†	8,700
7,500	T-Mobile US Inc.†	237,675
9,500	United States Cellular Corp.†	339,340

		4,966,751

	TOTAL COMMON STOCKS	796,996,309

	PREFERRED STOCKS — 0.0%
	Telecommunications — 0.0%
4,000	Cincinnati Bell Inc., 6.750%, Ser. B	198,080

	RIGHTS — 0.3%
	Health Care — 0.1%
110,600	Adolor Corp., CPR, expire 07/01/19†	57,512
187,969	Ambit Biosciences Corp., CVR†	112,781
135,000	American Medical Alert Corp.†	1,350
54,000	Chelsea Therapeutics International Ltd., CVR†	5,940
5,000	Community Health Systems Inc., CVR†	110
50,000	Durata Therapeutics Inc., CVR†	8,000
13,500	Furiex Pharmaceuticals Inc., CVR†	131,895
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	60
139,479	Prosensa Holding, CVR†	138,084
200,000	Sanofi, CVR, expire 12/31/20†	135,600
825,000	Teva Pharmaceutical Industries Ltd., CPR, expire 02/20/23†	437,250
69,000	Trius Therapeutics, CVR†	8,970

		1,037,552

	Retail — 0.1%
950,000	Safeway Casa Ley, CVR, expire 01/30/19†	451,250
950,000	Safeway PDC, CVR, expire 01/30/17†	46,360

		497,610

	Wireless Communications — 0.1%
700,000	Leap Wireless International Inc., CVR, expire 03/14/16†	1,764,000

	TOTAL RIGHTS	3,299,162

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — March 31, 2015 (Unaudited)

Shares		Market Value
	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
32,000	Kinder Morgan Inc., expire 05/25/17†	$131,200

	Metals and Mining — 0.0%
2,550	HudBay Minerals Inc., expire 07/20/18†	2,376

	TOTAL WARRANTS	133,576

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Building and Construction — 0.0%
$ 500,000	Layne Christensen Co., 4.250%, 11/15/18	344,063

	CORPORATE BONDS — 0.0%
	Energy and Utilities — 0.0%
800,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15†	74,000

	U.S. GOVERNMENT OBLIGATIONS — 41.3%
564,413,000	U.S. Treasury Bills, 0.000% to 0.145%††, 04/09/15 to 09/24/15(b)	564,362,612

	TOTAL INVESTMENTS — 100.0% (Cost $1,352,241,500)	$1,365,407,802

		Value
	Aggregate tax cost	$1,353,992,160

	Gross unrealized appreciation	$36,489,496
	Gross unrealized depreciation	(25,073,854)

	Net unrealized appreciation/depreciation	$11,415,642

Shares		Market Value
	SECURITIES SOLD SHORT — (2.4)%
	Building and Construction — (1.7)%
450,000	Lennar Corp., Cl. A	$23,314,500

	Business Services — (0.2)%
171,500	RR Donnelley & Sons Co.	3,291,085

	Communications Equipment — (0.0)%
512	Harris Corp.	40,325

	Consumer Products — (0.1)%
12,159	Reynolds American Inc.	837,877

Shares			Market Value
	Financial Services — (0.2)%
20,000	M&T Bank Corp.		$2,540,000

	Health Care — (0.2)%
44,500	AbbVie Inc.		2,605,030

	Retail — (0.0)%
2,188	Staples Inc.		35,631

	TOTAL SECURITIES SOLD SHORT (Proceeds received $27,533,263)		$32,664,448

	Aggregate proceeds		$(27,533,263)

	Gross unrealized appreciation		$124,546
	Gross unrealized depreciation		(5,255,731)

	Net unrealized appreciation/depreciation		$(5,131,185)

Principal Amount	Settlement Date		Unrealized Appreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS — 0.1%
3,400,000(c)	Deliver British Pounds in exchange for United States Dollars 5,042,699(d)	04/24/15	$11,190
50,000,000(e)	Deliver Euros in exchanged for United States Dollars 53,780,327(d)	04/24/15	1,033,272

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		$1,044,462

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the market value of the Rule 144A security amounted to $61,813 or 0.00% of total investments.

(b)	At March 31, 2015, $106,000,000 of the principal amount was reserved and/or pledged with the custodian for securities sold short and forward foreign exchange contracts.
(c)	Principal amount denoted in British Pounds.
(d)	At March 31, 2015, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(e)	Principal amount denoted in Euros.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPR	Contingent Payment Right
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited)

As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its schedule of investments. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Food and Beverage	$7,790,575	$66,263	—	$7,856,838
Health Care	213,625,592	—	$147,163	213,772,755
Retail	9,610,285	—	27,300,000	36,910,285
Wireless Communications	4,966,750	—	1	4,966,751
Other Industries (a)	533,489,680	—	—	533,489,680
Total Common Stocks	769,482,882	66,263	27,447,164	796,996,309
Preferred Stocks (a)	198,080	—	—	198,080
Rights:
Health Care	135,710	—	901,842	1,037,552
Retail	—	—	497,610	497,610
Wireless Communications	—	—	1,764,000	1,764,000
Total Rights	135,710	—	3,163,452	3,299,162
Warrants (a)	133,576	—	—	133,576
Convertible Corporate Bonds (a)	—	344,063	—	344,063
Corporate Bonds (a)	—	74,000	—	74,000
U.S. Government Obligations	—	564,362,612	—	564,362,612
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$769,950,248	$564,846,938	$30,610,616	$1,365,407,802
LIABILITIES (Market Value):
Securities Sold Short (a)	$(32,664,448)	—	—	$(32,664,448)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(32,664,448)	—	—	$(32,664,448)
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
Forward Foreign Exchange Contracts	—	$1,044,462	—	$1,044,462
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$1,044,462	—	$1,044,462

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the period ended March 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/14	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 03/31/15	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 03/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$5,000	—	$8,923	$(5,000)	—	$(8,923)	—	—	—	—
Energy and Utilities	0	—	0	0	—	0	—	—	—	—
Healthcare	147,163	—	—	—	—	—	—	—	$147,163	—
Retail	27,300,000	—	—	—	—	—	—	—	27,300,000	—
Wireless Communications	1	—	—	—	—	—	—	—	1	—
Total Common Stocks	27,452,164	—	8,923	(5,000)	—	(8,923)	—	—	27,447,164	—
Rights:
Healthcare	813,758	—	50,000	(49,037)	$137,121	(50,000)	—	—	901,842	$8,963
Retail	—	—	—	322,739	174,871	—	—	—	497,610	322,739
Wireless Communications	1,764,000	—	—	—	—				1,764,000	—
Total Rights	2,577,758	—	50,000	273,702	311,992	(50,000)	—	—	3,163,452	331,702
TOTAL INVESTMENTS IN SECURITIES	$30,029,922	—	$58,923	$268,702	$311,992	$(58,923)	—	—	$30,610,616	$331,702

†	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of March 31, 2015:

Description	Balance at 03/31/15	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Retail	$27,300,000	Acquisition price	Discount Range	0%
Other Industries (a)	147,164
Rights (a)	3,163,452

	$30,610,616

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock.

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At March 31, 2015, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at March 31, 2015 are reflected within the Schedule of Investments.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at March 31, 2015 are reflected within the Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted securities at March 31, 2015.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

THE GABELLI ABC FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI ABC FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and	President
Chief Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango
Secretary
Anthony J. Colavita
President,	Agnes Mullady
Anthony J. Colavita, P.C.	Treasurer

Vincent D. Enright	Richard J. Walz
Former Senior Vice President	Chief Compliance
and Chief Financial Officer,	Officer
KeySpan Corp.
DISTRIBUTOR
Mary E. Hauck
FormerSenior Portfolio	G.distributors, LLC
Manager,
Gabelli-O’Connor Fixed	CUSTODIAN, TRANSFER
Income Mutual Fund	AGENT, AND DIVIDEND
Management Co.	DISBURSING AGENT

Kuni Nakamura	State Street Bank and Trust
President, Advanced Polymer, Inc. Werner J. Roeder, MD Former Medical Director, Lawrence Hospital	Company LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating

Morningstar® rated The Gabelli ABC Fund Class AAA Shares 4 stars overall and 4 stars for the three, five, and ten year periods ended March 31, 2015 among 100 Market Neutral funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

GAB408Q115QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Investor Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	5/15/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	5/15/2015

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	5/15/2015

* Print the name and title of each signing officer under his or her signature.